SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                             Pursuant to Section 13
                           or 15(d) of the Securities
                              Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 26, 1999


                                 First BanCorp.
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             (Exact name of registrant as specified in this charter)



         Puerto Rico                       001-14793               66-0561882
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(State or other jurisdiction of    (Commission File No.)         (IRS Employer
                                                             Identification No.)
incorporation)


1519 Ponce De Leon Avenue, San Juan, Puerto Rico        00908-0146
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(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:   (787) 729-8200
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ITEM 5.  OTHER EVENTS

         On April 26, 1999, First BanCorp. (the "Company") and the Royal Bank of Canada announced that FirstBank Puerto Rico, a wholly-owned subsidiary of the Company, signed a Definitive Agreement to acquire Royal Bank's business unit in Puerto Rico. A copy of the press release disclosing said event is attached as an exhibit to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA, FINANCIAL INFORMATION AND EXHIBITS

                  (c)  Exhibits

                           99.1     Press Release dated April 26, 1999.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.


                                                              FIRST BANCORP.



                                          By:   /s/ Annie Astor de Carbonell
                                                    Annie Astor de Carbonell
                                                 Senior Executive Vice President
                                                   and Chief Financial Officer

Date:  April 27, 1999